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                                                                   EXHIBIT 23.02




               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Selected Consolidated Financial Data" and "Experts" and to the use of our reports dated August 14, 1998 in the Registration Statement (Form S-1 no. 333-62299) and the related Prospectus of Concur Technologies, Inc.

                                       /s/ ERNST & YOUNG LLP
                                       ------------------------------
                                       Ernst & Young LLP

Seattle, Washington
October 13, 1998